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                                                                    EXHIBIT 99.1

VerticalNet Completes Acquisition Of NECX Exchange, The World's Leading Electronics Exchange

HORSHAM, Pa.--(BUSINESS WIRE)--Dec. 17, 1999--VerticalNet, Inc. (Nasdaq:VERT), the Internet's leading portfolio of business-to-business vertical trading communities, has completed its previously announced acquisition of NECX(R) Exchange, the world's leading business-to-business marketplace for the electronics industry.

The combination creates the Internet's first large-scale trading community for engineers and purchasing professionals in the electronics and high tech markets, with 18,000 trading partners globally and access to an online inventory of more than three million products (SKUs).

NECX Exchange (www.necx.com), which will be linked to communities in VerticalNet's Advanced Technology and Communications sectors, will be key to the Company's build-out of its real-time global trading platform.

VerticalNet(R) President and CEO Mark Walsh said, "This acquisition delivers on our commitment to grow our e-commerce markets and transaction capabilities, and to continue to expand our position in global markets."

ABOUT VERTICALNET

VerticalNet, Inc. (www.verticalnet.com), owns and operates 53 industry-specific Web sites designed as online business-to-business communities, known as vertical trade communities. These vertical trade communities provide users with comprehensive sources of information, interaction and e-commerce.
They are grouped into 10 sectors: ADVANCED TECHNOLOGIES: Aerospace Online, Auto Central.com, Computer OEM Online, Embedded Technology.com, Plant Automation.com, Semiconductor Online, Test and Measurement.com; COMMUNICATIONS: Digital Broadcasting.com, EC Online, Fiber Optics Online, Photonics Online, Premises Networks.com, RF Globalnet, Wireless Design Online, Wireless Networks Online;
ENVIRONMENTAL: ElectricNet, Pollution Online, Power Online, PublicWorks.com, Pulp and Paper Online, Solid Waste.com, Water Online; FOOD AND PACKAGING: Bakery Online, Beverage Online, Dairy Network.com, Food Ingredients Online, Food Online, Meat and Poultry Online, Packaging Network.com; FOODSERVICE AND
HOSPITALITY: E-Hospitality.com, Foodservice Central.com; HEALTHCARE/SCIENCE:
Bioresearch Online, Drug Discovery Online, E-Dental.com, Home Health Provider.com, Hospital Network.com, Laboratory Network.com, Long Term Care Provider.com, Medical Design Online, Nurses.com; MANUFACTURING AND METALS:
Machine Tools Online, Metrology World.com, Safety Online, Surface Finishing.com, Tooling Online; PROCESS: Adhesives and Sealants.com, Chemical Online, Hydrocarbon Online, Oil and Gas Online, Paint and Coatings.com, Pharmaceutical Online; SERVICE: HR Hub.com, Property and Casualty.com, Purchasing Network.com;
OTHER: Oil Link.com, LabX.com, Industry Deals.com, IT CareerHub.com, Professional Store.com

This announcement contains forward-looking statements that involve risks and uncertainties, including those relating to the Company's (i) ability to integrate a global exchange with the Company's vertical trade communities; (ii) ability to enhance capabilities of electronic communities; (iii) expectation that the NECX acquisition will positively impact online purchasing in the electronics segment; (iv) expectation of greater liquidity and lower distribution and procurement costs for electronic trading community members; (v) belief that it can transfer market making expertise, service and infrastructure to its existing communities; and (vi) information contained elsewhere in this document where statements are preceded by, followed by or include the words "believes," "plans," "intends," "expects," "anticipates" or similar expressions.

For such statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

The potential risks and uncertainties that could cause actual results to differ from those included in the forward-looking statements include, among others, the difficulty in assimilating the NECX operations and workforce, the Company's lack of experience in global market making, the Company's limited operating history, the increasingly competitive and constantly changing environment for advertising sales and for VerticalNet, the early stage of the
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Web as an advertising and commerce medium, and the Company's dependence on third parties for technology, content and distribution.

Additional factors that could cause actual results to differ from those contained in the forward-looking statements include those set forth in the Company's Annual Report on Form 10-K for the period ending December 31, 1998 and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, both of which have been filed with the SEC.